Kemper Equity Funds/Growth Style

Kemper Value+Growth Fund

Supplement to Prospectus Dated February 1, 2001
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Effective June 11, 2001, Kemper Value+Growth Fund will change its name to
Scudder Focus Value+Growth Fund.

The following disclosure replaces the current disclosure for Kemper Value+Growth Fund contained in "The Fund's Investment Strategy" section on page 32 of the prospectus:

The Fund's Investment Strategy

The fund seeks growth of capital through a portfolio of growth and value stocks.

The fund normally invests at least 65% of total assets in U.S. common stocks. Although the fund can invest in stocks of any size, it mainly chooses stocks from among the 1,000 largest (as measured by market capitalization). The fund manages risk by investing in both growth and value stocks. The fund seeks to maintain an approximately equal allocation of assets between growth securities and value securities and will periodically rebalance its assets to maintain a 50% allocation of invested assets to each discipline.

The fund retains two portfolio management teams dedicated to managing the growth and value portions of the fund, respectively. Each team focuses its investment on a core number of common stocks. Currently, it is anticipated that each team will invest in approximately 15-30 stocks.

In choosing growth stocks, the managers look for companies with a history of above-average growth, attractive prices relative to potential growth and sound financial strength, among other factors. With value stocks, the managers look for companies whose stock prices are low in light of earnings, cash flow and other valuation measures, while also considering such factors as improving fundamentals and management strategy.

The fund will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or to adjust the proportions of growth and value stocks.



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The following disclosure replaces the current disclosure for Kemper Value+Growth
Fund contained in the "Other Investments" section on page 32 of the prospectus:

OTHER INVESTMENTS While the fund invests mainly in U.S. common stocks, it could invest up to 25% of total assets in foreign securities. Also, while the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments and may not use them at all.

The following disclosure replaces the current disclosure contained in "The Main Risks of Investing in the Fund" section on page 33 of the prospectus:

The Main Risks of Investing in the Fund

There are several risk factors that could hurt the fund's performance, cause you to lose money or make the fund perform less well than other investments.

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Similarly, because the fund isn't diversified and can invest a larger percentage of assets in a given company than a diversified fund, factors affecting that company could affect fund performance. Also, because each portfolio management team invests independently, it is possible that each team may hold the same security or both teams may favor the same industry.

It is also possible that one team may buy a security at the same time that the other team is selling it, resulting in no significant change in the overall fund but creating additional costs for the fund. Because the managers periodically rebalance the fund to maintain an approximately even allocation between growth and value securities, the fund may also incur additional costs since sales of fund securities may result in higher portfolio turnover.

In any given period, either growth stocks or value stocks will generally lag the other; because the fund invests in both, it is likely to lag any fund that focuses on the type of stock that outperforms during that period, and at times may lag both.



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Other factors that could affect performance include:

o the manager could be wrong in his analysis of industries, companies, the relative attractiveness of growth stocks and value stocks or other matters

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o  derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

The following disclosure supplements the current disclosure for Kemper Value+Growth Fund contained in "The Fund's Performance History" section on page 34 of the prospectus:

Prior to June 11, 2001, the fund was named Kemper Value+Growth Fund and operated with a different investment strategy and a different advisor managed the growth portion of the fund. Performance would have been different if the fund's current policies and subadvisor arrangement had been in effect.

The following disclosure supplements the current disclosure contained in "The investment advisor" section on page 37 of the prospectus:

Subadvisor for Scudder Focus Value+Growth Fund

Effective June 11, 2001, Jennison Associates LLC, 466 Lexington Avenue, New York, NY 10017, an indirect wholly-owned subsidiary of The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey, is the subadvisor to the growth portion of Scudder Focus Value+Growth Fund. Jennison was founded in 1969 and has served as an investment advisor to registered investment companies since 1990. As of December 31, 2000, Jennison managed approximately $80.9 billion on behalf of its clients.

Zurich Scudder Investments, Inc. pays a fee to Jennison Associates LLC for acting as subadvisor to Scudder Focus Value+Growth Fund at an annual rate based on the average combined daily net assets of the fund and SVS Focus Value+Growth Portfolio (another fund managed by Zurich Scudder Investments, Inc.). The fee is calculated as follows:

Average Combined Daily Net Assets                      Fee Rate
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$0-$100 million                                         0.450%
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$100 million-$500 million                               0.400%
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$500 million-$1 billion                                 0.350%
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$1 billion-$2 billion                                   0.300%
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Over $2 billion                                         0.250%
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The following disclosure replaces the current disclosure for Kemper Value+Growth
Fund contained in "The portfolio managers" section on page 38 of the prospectus:

Scudder Focus Value+Growth Fund

  Lois Roman                                Jennison Associates LLC is the
  Lead Portfolio Manager                    subadvisor to the growth portion of
   o Began investment career in 1988        the fund. The following people
   o Joined the advisor in 1994             handle the day-to-day management:
   o Joined the portfolio team in 2001
                                            Spiros Segalas
  Jonathan Lee                               o Began investment career in 1960
   o Began investment career in 1985         o Joined the subadvisor in 1969
   o Joined the advisor in 1991              o Joined the portfolio team in 2001
   o Joined the portfolio team in 2001
                                            Kathleen McCarragher
                                             o Began investment career in 1982
                                             o Joined the subadvisor in 1998
                                             o Joined the portfolio team in 2001

The following disclosure supplements "The Financial Highlights" section for Kemper Value+Growth Fund on page 60 of the prospectus:

Prior to June 11, 2001, the fund was named Kemper Value+Growth Fund and operated with a different investment strategy and a different advisor managed the growth portion of the fund. Performance would have been different if the fund's current policies and subadvisor arrangement had been in effect.



June 11, 2001